Exhibit 99.1




CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of AccessTel, Inc. (The "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Secutities and Exchange Commission on the date hereof (the "Report"), I, Leonard W. Burningham, the Receiver of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company to the best of my knowledge as a court appointed Receiver.



                                                  /s/ LEONARD W. BURNINGHAM
Date:  August 19, 2002                       By:  ____________________________
                                                  Leonard W. Burningham
                                                  Receiver
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